SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 2, 2000


                     FINANCIAL ASSET SECURITIES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)
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          Delaware                          333-84929             06-1442101
----------------------------------         -----------       -------------------
    (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
            Incorporation)                File Number)       Identification No.)


          600 Steamboat Road
       Greenwich, Connecticut                               92618
       -----------------------                              -----
        (Address of Principal                            (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.          Description
-----------             -----------          -----------

1                       5.1                  Opinion and Consent of
                                             Thacher Proffitt & Wood.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 2, 2000

                                                FINANCIAL ASSET SECURITIES
                                                CORPORATION


                                                By:  /s/ Frank Skibo
                                                     ------------------------
                                                Name:    Frank Skibo
                                                Title:   Vice President

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                Description
------            -----------                -----------

1                  5.1                       Opinion and Consent of Counsel